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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 17, 1997

          Chevy Chase Bank, F.S.B. (as Transferor and Servicer under a
Pooling and Servicing Agreement providing for the issuance of Capitol Revolving
           Home Equity Loan Asset Backed Certificates, Series 1997-1)

                            Chevy Chase Bank, F.S.B.
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               (Exact Name of Registrant as Specified in Charter)


    United States of America           333-33733               52-0897004
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(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
       Incorporation)                  Number)           Identification Number)

c/o Stephen R. Halpin, Jr., 8401 Connecticut Avenue, Chevy Chase, Maryland 20815
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                   (Address of Principal Executive Offices)

     Registrant's telephone number, including area code   (301) 986-7000
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         (Former Name or Former Address, if Changed Since Last Report)


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                       Exhibit List is located on page 3
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Item 5.  Other Events
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     Chevy Chase Bank, F.S.B., as transferor (the "Transferor") and as servicer
(the "Servicer") registered issuances of up to $700,000,000 principal amount of asset-backed certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-33733) (as amended, the "Registration Statement").

     This Current Report on Form 8-K is being filed to file as part of the Registration Statement the following: (i) the Consent of KPMG Peat Marwick LLP, independent public accountants to Ambac Assurance Corporation, the Certificate Insurer; (ii) the Form of Pooling and Servicing Agreement to be entered into between the Transferor, the Servicer and U.S. Bank National Association, as Trustee; and (iii) the Form of Certificate Insurance Policy to be issued by Ambac Assurance Corporation.

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ended December 31, 1996, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for the periods ended September 30, 1997 and September 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group for the period ended September 30, 1997 (which was filed with the Securities and Exchange Commission on November 14, 1997) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Registration Statement, and (iii) the Propectus Supplement of Capitol Revolving Home Equity Loan Trust 1997-1, and shall be deemed to be part hereof and thereof.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

       4.2   Form of Pooling and Servicing Agreement

       4.4   Form of Certificate Insurance Policy

       23.1  Consent of KPMG Peat Marwick LLP

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                                 EXHIBIT INDEX
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Exhibit No.      Description
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4.2              Form of Pooling and Servicing Agreement

4.4              Form of Certificate Insurance Policy

23.1             Consent of KPMG Peat Marwick LLP

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHEVY CHASE BANK, F.S.B., as Transferor and
                                Servicer

                                By: /s/ Stephen R. Halpin, Jr.
                                   ---------------------------
                                    Stephen R. Halpin, Jr.
                                    Executive Vice President



     Date:  November 17, 1997


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